UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 4, 2023
UNITED STATES CELLULAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-09712	62-1147325
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8410 West Bryn Mawr, Chicago, Illinois 60631
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (773) 399-8900

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, $1 par value	USM	New York Stock Exchange
6.25% Senior Notes due 2069	UZD	New York Stock Exchange
5.50% Senior Notes due 2070	UZE	New York Stock Exchange
5.50% Senior Notes due 2070	UZF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

United States Cellular Corporation 2022 Long-Term Incentive Plan and 2013 Long-Term Incentive Plan, as Amended

On August 4, 2023, Telephone and Data Systems, Inc. (TDS) and United States Cellular Corporation (UScellular), a subsidiary of TDS, announced that the Boards of Directors of both companies have decided to initiate a process to explore a range of strategic alternatives for UScellular. In connection with such announcement and in order to preserve employees’ outstanding awards in a range of strategic scenarios and incentivize employee retention, on December 4, 2023, the Long-Term Incentive Compensation Committee and the Board of Directors of UScellular approved an amendment to outstanding awards under the UScellular 2022 Long-Term Incentive Plan and the UScellular 2013 Long-Term Incentive Plan, as amended (together, the LTIP) to provide, among other things, for full acceleration if outstanding awards are not continued, substituted or assumed in connection with a strategic scenario and upon a qualifying termination of employment following a strategic scenario.

The foregoing summary of the LTIP amendments is a general description only and is qualified in its entirety by reference to the full text of the LTIP amendments, which are filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report, and are incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits
(d)   Exhibits

Exhibit Number	Description of Exhibits
10.1	Amendment to the United States Cellular Corporation 2022 Long-Term Incentive Plan Award Agreements
10.2	Amendment to the United States Cellular Corporation 2013 Long-Term Incentive Plan, as Amended, Award Agreements
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES CELLULAR CORPORATION

Date:	December 7, 2023	By:	/s/ Douglas W. Chambers
Douglas W. Chambers
Executive Vice President, Chief Financial Officer and Treasurer